NUVEEN SYMPHONY MID-CAP CORE FUND

SUPPLEMENT DATED JULY 30, 2015

TO THE SUMMARY PROSPECTUS DATED JANUARY 30, 2015

Effective August 15, 2015, Marc Snyder will become a portfolio manager of the fund. Gunther Stein and Ross Sakamoto will continue to serve as portfolio managers for the fund.

Marc Snyder is a Co-Portfolio Manager and a member of the equity team at Symphony Asset Management LLC (“Symphony”). Prior to joining Symphony in 2007, Mr. Snyder was a Senior Analyst at SAC Capital where he focused on long and short opportunities in the financial sector. Previously, Mr. Snyder covered the financial sector as an Equity Research Associate at Citibank and as a Fixed Income Associate at Barclays Capital.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SMCCS-0715P